SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                December 4, 1997
                Date of Report (Date of earliest event reported)



                      AMERICAN MOBILE SATELLITE CORPORATION
             (Exact name of registrant as specified in its charter)



                           DELAWARE 0-23044 93-0976127
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)             Identification No.)



             10802 Parkridge Boulevard, Reston, Virginia 20191-5416
               (Address of principal executive offices) (Zip Code)



                                 (703) 758-6000
              (Registrant's telephone number, including area code)




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In addition to historical  information, this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained herein are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to
publicly   revise  these   forward-looking   statements  to  reflect  events  or
circumstances that arise after the date hereof. Readers should carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission, including the Form 10-K annual Report and For 10-Q Quarterly Reports filed by the Company prior to this Form 8-K, any Form 10-Q or Form 10-K filed subsequent to this Current Report on Form 8-K, and any other Current Report on Form 8-K filed by the Company.


Item 5.  Other Events

         On December 4, 1997, the Company entered into two simultaneous transactions. The Company agreed with TMI Communications and Company, Limited Partnership ("TMI"), to acquire a one-half ownership interest in TMI's satellite (the "Shared Satellite", also known as "MSAT-1") at a cost of $60 million payable in equal installments over a five-year period (the "Satellite Purchase Agreement"); certain additional payments to TMI are contemplated in the event that additional benefits are realized by the Company as a result of the contemplated transactions. Under the Satellite Purchase Agreement, TMI and AMSC will each own a 50% undivided ownership interest in the Shared Satellite, will be jointly responsible for the operation of the Shared Satellite, and will share certain satellite operating expenses, but will otherwise maintain their separate business operations.

         The Shared Satellite, originally designed to have substantially the same capabilities as the Company's existing satellite ("MSAT-2"), would be deployed to cover substantially the same territory currently served by MSAT-2. The Company would have the right to use one-half of the available satellite capacity on the Shared Satellite, with a right to purchase excess capacity from TMI on the other half of the Shared Satellite at prices substantially similar to those in effect under the Company's existing Satellite Capacity Agreement with TMI (the "Satellite Capacity Agreement"); TMI would have the same right to purchase excess capacity from the Company on its half of the Shared Satellite, on the same financial terms. The Satellite Purchase Agreement provides that the Satellite Capacity Agreement would be suspended upon the Company's purchase of its one-half interest in the Shared Satellite, but would again become effective in the event the Satellite Purchase Agreement is terminated. As previously disclosed, the Satellite Capacity Agreement between the Company and TMI provides for backup, restoral and excess capacity arrangements between the Company and TMI under certain circumstances where both the Shared Satellite and MSAT-2 are operational over North America.

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         Simultaneously,  the Company  entered into an agreement (the "Satellite
Lease Agreement") with African Continental Telecommunications Ltd. ("ACTEL"), for lease of MSAT-2, for deployment over sub-Saharan Africa. The five-year lease provides annual lease payments to the Company of $38 million per year; the lease includes a renewal option through the end of the life of MSAT-2, on the same lease terms, at ACTEL's election exercisable 2 1/2 years prior to the end of the initial lease term.

         Closing under the Satellite Purchase Agreement and Satellite Lease Agreement is subject to a number of conditions, including: United States and Canadian regulatory approvals; a successful financing by ACTEL of at least $120,000,000; completion of certain satellite testing, inversion and relocation activities with respect to MSAT-2, to support the contemplated services over Africa; receipt of various Gibraltar, South African and other legal requirements to support satellite relocation, including with respect to orbital slot and spectrum coordination; and completion of certain system development activities sufficient to support satellite redeployment. It is anticipated that the closing under both agreements will occur simultaneously in the spring of 1998.

         Upon the closing, the Company will own its half interest in the Shared Satellite, subject to the possibility of default in the event of a failure to make the required annual purchase price payments and operational cost sharing payments for tracking, telemetry and control services ("TT&C") to TMI. The TT&C services, required to maintain and operate the Shared Satellite, are to be provided by Telesat Canada, a company affiliated with TMI.

         If consummated, the transactions are expected to increase substantially the Company's revenues, without anticipated impact to the Company's ability to serve and grow its subscribers based on expected capacity available on the Shared Satellite (including excess TMI capacity available to the Company for purchase). As has been previously reported with respect to MSAT-2, the Shared Satellite has experienced certain anomalies in the past and is subject to the same power management recommendations as currently in effect for MSAT-2. While there can be no assurances of future performance, the Company believes that the performance capabilities of the Shared Satellite equal those of MSAT-2.

         The Satellite Purchase Agreement and Satellite Lease Agreement are separate transactions and reflect separate sets of obligations for the Company. As a result, it is possible, under certain circumstances, that the Company would remain obligated to make or continue payments under the Satellite Purchase Agreement to TMI, without receipt from ACTEL of anticipated payments under the Satellite Lease Agreement, either because of the failure by the Company to satisfy certain of its obligations to TMI which are not obligations of ACTEL, by virtue of a default by ACTEL or as a result of a disparate application of a condition or provision between the TMI and ACTEL agreements. There can be no assurances that the agreements will operate in parallel, or that the Company will not be met with certain completion or transactional risks under the Satellite Lease Agreement. The Company has, however, included a number of provisions in each of the two agreements to mitigate these risks. While there can be no assurances, the Company believes that the significant financial benefits to be achieved through consummation of the transactions offset potential risks of an adverse impact to the Company resulting from the transactions.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AMERICAN MOBILE SATELLITE CORPORATION
                                         (Registrant)



Date: December 8, 1997                    /s/RANDY S. SEGAL
                                          Randy S. Segal
                                          Secretary




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                               EXHIBIT INDEX

Exhibit
Number         Exhibit

10.62  --      Satellite Lease Agreement for the AMSC-1  Satellite,  dated as of
               December  2,  1997,  By and Among  AMSC  Subsidiary  Corporation,
               American Mobile  Satellite  Corporation  and African  Continental
               Telecommunications Ltd. (filed herewith).



10.63  --      Satellite  Purchase  Agreement,  dated as of December 2, 1997, By and Among TMI Communications and Company, Limited Partnership and
               AMSC  Subsidiary   Corporation  and  American  Mobile   Satellite
               Corporation (filed herewith).

99.14  --      American Mobile  Satellite  Corporation  Press Release No. 97-#22
               dated December 4, 1997 (filed herewith).

99.15  --      American Mobile  Satellite  Corporation  Press Release No. 97-#23
               dated December 4, 1997 (filed herewith).








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